UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2020

SUGARMADE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23446	94-3008888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 Royal Oaks Dr., Suite 108 Monrovia, CA	91016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 982-1628

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SGMD	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events.

On September 18, 2020, Sugarmade, Inc. (the “Company”) signed a non-binding Letter of Intent (the “LOI”) with LMK Capital, LLC (“LMK”). Jimmy Chan, Chairman of the Board, Chief Executive Officer, Chief Financial Officer and majority stockholder of the Company, is majority owner of LMK. Pursuant to the terms of the LOI, the parties agreed to negotiate toward entry into a definitive agreement (“Lease Agreement”) providing for the lease by the Company of certain real property of up to forty acres owned by LMK located in Northern California (the “Property”). If the parties enter into a Lease Agreement, the Company intends to operate a regulated and licensed cannabis cultivation business on the Property, which may occupy up to 5 acres of cultivation area. Pursuant to the terms of the LOI, the Lease Agreement, if executed, will provide for payment by the Company of $20,000 per month during a startup phase. Thereafter, the Company would pay the greater of (i) $0.50 per square foot of cultivation area, or (ii) $20,000 per month. The LOI also provides that the parties will negotiate toward entry into a management services agreement between the parties.

The LOI is non-binding on the parties and there can be no assurance the parties will enter into the Lease Agreement or any other agreements.

FORWARD-LOOKING STATEMENTS: This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties. Forward-looking statements include statements the Company makes concerning plans, objectives, goals, strategies, future events, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used herein, the words “estimates,” “expects,” “anticipates,” “projects,” “forecasts,” “plans,” “intends,” “believes,” “foresees,” “seeks,” “likely,” “may,” “might,” “will,” “should,” “goal,” “target” or “intends” and variations of these words or similar expressions (or the negative versions of any such words) are intended to identify forward-looking statements. All forward-looking statements are based upon information available to the Company on the date hereof. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, among other things, the matters discussed herein. All forward-looking statements apply only as of the date of this Current Report on Form 8-K and are expressly qualified in their entirety by the cautionary statements included herein. The Company undertakes no obligation to publicly update or revise forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUGARMADE, INC.

Date: September 21, 2020	By:	/s/ Jimmy Chan
Name: Jimmy Chan
Title: Chief Executive Officer and Chief Financial Officer